Subsequent Events	12 Months Ended
Dec. 31, 2024
Subsequent Events [Abstract]
Subsequent Events
17.	Subsequent Events

In accordance with the requirements of ASC Topic 855, the Company has evaluated all significant events that occurred subsequent to the consolidated balance sheet date and up to the approval of these consolidated financial statements. Except for the items disclosed below in these consolidated financial statements, there have been no other subsequent events that would require recognition or disclosure in the financial statements.

On March 27, 2025, the Company consummated the initial public offering of 2,000,000 ordinary shares, par value $0.00005 per share, at a price of $4.00 per share (the “Offering”). The aggregate gross proceeds of the Offering was $8 million, before deducting underwriting discounts and other related expenses. After deducting the underwriting commission and expenses, the Company received net proceeds of approximately $7 million. The Company plans to use the proceeds of the Offering to expand its production capacity, to hire and train additional workers, and for working capital and general corporate purposes.

The deferred offering costs which were recognized on the balance sheet as of December 31, 2024, will be recorded against gross proceeds within additional paid-in capital in the balance sheet.